UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2008 (March 24, 2008)

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.
(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S. Employer NO.)
Incorporation or Organization)

23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197
(Issuer's telephone/facsimile numbers, including area code)

Item 8.01 Other Events

On March 24, 2008, NetSol Technologies, Inc., or the Company, issued a press release announcing that its Board of Directors had authorized the repurchase of up to 1 million shares of its issued and outstanding common shares. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Text of press release issued by NetSol Technologies, Inc. dated March 24, 2008, regarding this share repurchase program.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: March 24, 2008	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date: March 24, 2008	/s/ Tina Gilger
TINA GILGER Chief Financial Officer